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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  July 15, 2004
                Date of Report (Date of earliest event reported)

                               MBT FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)

                                    Michigan
                 (State or other jurisdiction of incorporation)

                                    000-30973
                            (Commission File Number)

                                   38-3516922
                     (I.R.S. Employer Identification Number)

                              102 East Front Street
                             Monroe, Michigan 48161
          (Address of principal executive offices, including zip code)

                                 (734) 241-3431
              (Registrant's telephone number, including area code)

                                [not applicable]
          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

           The following exhibit is furnished herewith:

           Exhibit No.              Description of Exhibit

           99 Press Release dated July 15, 2004 announcing the Registrant's results of operations and financial condition for the three months ended June 30, 2004



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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 15, 2004, MBT Financial Corp. issued a press release announcing its earnings (unaudited) for its second quarter 2004, which ended June 30, 2004. A copy of the press release is attached as Exhibit 99 and is incorporated by reference.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MBT FINANCIAL CORP.

Date: July 15, 2004
                                                 /s/ H. Douglas Chaffin
                                                 ----------------------------
                                                 H. Douglas Chaffin
                                                 President & CEO


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                                  EXHIBIT INDEX

Exhibit Number      Description


99 Press Release dated July 15, 2004 reporting the Registrant's results of operations and financial condition for the three months ended June 30, 2004